Cmoproj
UBS		1:43:41 pm January 29, 2004
Fixed Income Research	J30JAN55P11 30 year 5.5	Margarita Genis mgenis@rhino
cmoproj.614		Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
5A17	25,690,857.00	6.48000	0	1.000000	1ML	1.1200	7.60000	-1.00000	7.60000

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
0.00000	6.4800	01/30/04	1ML30 year	5.95	358.00	300.0PSA	8:16

7.600 +	-1.000 * 1ML cap:	7.600

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	300	400	500	750	1000
6:16	113.886	109.070	106.549	106.549	106.280	104.780	97.917	89.391
6:20	111.094	106.239	103.695	103.695	103.409	101.849	94.821	86.167
6:24	108.423	103.529	100.962	100.962	100.658	99.037	91.848	83.069
6:28	105.866	100.932	98.341	98.341	98.020	96.338	88.990	80.090
7:00	103.414	98.441	95.826	95.826	95.488	93.745	86.241	77.221
7:04	101.062	96.050	93.411	93.411	93.055	91.251	83.593	74.457
7:08	98.804	93.752	91.090	91.090	90.715	88.851	81.041	71.792
7:12	96.635	91.542	88.856	88.856	88.463	86.539	78.579	69.220

7:16	94.548	89.416	86.706	86.706	86.293	84.310	76.203	66.736
7:20	92.540	87.368	84.633	84.633	84.202	82.159	73.907	64.335
7:24	90.606	85.393	82.635	82.635	82.185	80.082	71.688	62.013
7:28	88.742	83.489	80.707	80.707	80.237	78.075	69.541	59.765
8:00	86.944	81.651	78.845	78.845	78.356	76.135	67.463	57.588
8:04	85.209	79.876	77.046	77.046	76.537	74.257	65.450	55.479
8:08	83.534	78.161	75.307	75.307	74.778	72.439	63.499	53.434
8:12	81.915	76.501	73.624	73.624	73.075	70.679	61.606	51.449

8:16	80.350	74.896	71.995	71.995	71.425	68.971	59.770	49.523
8:20	78.836	73.341	70.416	70.416	69.827	67.316	57.987	47.652
8:24	77.370	71.836	68.887	68.887	68.277	65.709	56.255	45.833
8:28	75.951	70.376	67.404	67.404	66.773	64.149	54.572	44.065
9:00	74.576	68.960	65.964	65.964	65.313	62.633	52.934	42.345
9:04	73.242	67.587	64.567	64.567	63.896	61.160	51.342	40.671
9:08	71.949	66.253	63.211	63.211	62.518	59.727	49.791	39.042
9:12	70.694	64.958	61.892	61.892	61.179	58.334	48.281	37.454

9:16	69.476	63.700	60.611	60.611	59.876	56.977	46.810	35.907
9:20	68.293	62.477	59.364	59.364	58.609	55.656	45.377	34.398
9:24	67.143	61.287	58.151	58.151	57.375	54.368	43.979	32.927
9:28	66.026	60.129	56.970	56.970	56.174	53.114	42.615	31.491
10:00	64.939	59.002	55.821	55.821	55.003	51.891	41.284	30.090
10:04	63.881	57.905	54.700	54.700	53.862	50.698	39.985	28.722
10:08	62.852	56.836	53.609	53.609	52.749	49.533	38.717	27.385
10:12	61.850	55.794	52.544	52.544	51.664	48.397	37.477	26.079
Avg Life	6.763	4.497	3.900	3.900	3.656	3.195	2.490	2.103
Duration	0.945	0.921	0.908	0.908	0.896	0.866	0.804	0.767
First Pay	2/04	2/04	2/04	2/04	2/04	2/04	2/04	2/04
Last Pay	10/17	2/13	11/11	11/11	10/10	5/09	10/07	1/07

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS").

It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa:  UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong:Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

.